The Osterweis Fund (OSTFX) Summary Prospectus | July 31, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.osterweis.com/prospectus.  You may also obtain this information at no cost by calling (866) 236-0050.  The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Osterweis Fund (the “Fund”) seeks long-term total returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.92%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.16%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	1.11%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $113	3 Years: $353	5 Years: $612	10 Years: $1,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year ended March 31, 2010, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Osterweis Fund invests primarily in common stocks of companies that Osterweis Capital Management, Inc. (the “Adviser”) believes offer superior investment value and opportunity for growth.  The Fund may invest in companies of any size – large, medium and small – and focuses on companies that it believes to be undervalued or otherwise out-of-favor in the market, but that have attractive growth prospects.  The Adviser places particular emphasis on the analysis of a company’s ability to generate free cash flow, the value-enhancing deployment of this cash, balance sheet strength, and the company’s longer-term growth prospects.

The Adviser also seeks under-researched, high-growth situations that it believes can be purchased at modest valuations as well as companies with substantial unrecognized asset value and improving earnings prospects.  As such companies achieve greater visibility and their stocks are accorded valuations more in line with their growth rates, the Adviser may consider selling their securities out of the Fund’s portfolio.

Other types of equity securities in which the Fund may invest include convertible securities and up to 15% in Master Limited Partnerships (“MLPs”).  The Fund may also invest up to 20% of its assets in equity securities of foreign issuers and/or depositary receipts that are traded on domestic or foreign exchanges, including emerging markets.

In addition to taking temporary defensive positions in cash and short-term bonds from time to time, the Fund may invest up to 50% of its assets in fixed income securities, which include, but are not limited to U.S. government and agency debt, investment grade corporate debt and convertible debt.  Up to 40% of the Fund’s assets may be invested in domestic high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s), although the Fund does not expect to maintain significant positions in such securities on a normal basis.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the Fund.  The following risks could affect the value of your investment in the Fund:

•	General Market Risk: The risk that security market values may fluctuate, sometimes rapidly and unpredictably.

•	Management Risk: The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.

•
Small- and Medium-Sized Company Risk:  Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.

•
Foreign Securities and Emerging Markets Risk:  Foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between U.S. and foreign regulatory practices.  These risks are enhanced in emerging markets.

•
Master Limited Partnership Risk:  Investing in Master Limited Partnerships (“MLPs”) entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities and various other risks.

•
Interest Rate Risk:  Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or interest rates may fall resulting in an increase in the value of such securities.

•	Credit Risk: If issuers of fixed income securities in which the Fund invests experience unanticipated financial problems, their securities are likely to decline in value.

•
High Yield (“Junk Bond”) Risk:  The value of fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, decreased liquidity of the security and changes in value based on public perception of the issuer.

Performance

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year to year.  The table below illustrates how the Fund’s average annual total returns over time compare with a domestic broad-based market index.  The Fund’s past performance, before and after taxes is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at www.osterweis.com.

The Osterweis Fund
Calendar Year Total Returns*

Best Quarter:	2Q, 2009	15.00%

Worst Quarter:	4Q, 2008	-18.28%

* The Osterweis Fund’s year-to-date return as of June 30, 2010 was -3.74%.

Average Annual Total Returns	As of December 31, 2009
	1 Year	5 Years	10 Years
Return Before Taxes	31.13%	3.37%	4.69%
Return After Taxes on Distributions	31.06%	2.74%	3.85%
Return After Taxes on Distributions and Sale of Fund Shares	20.33%	2.83%	3.84%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor.

Investment Adviser

Osterweis Capital Management, Inc.

Portfolio Managers

John S. Osterweis, President, Chief Investment Officer – Portfolio Manager of the Fund since 1993
Matthew K. Berler, First Executive Vice President – Portfolio Manager of the Fund since 2006
Stephen P. Moore, Vice President – Portfolio Manager of the Fund since 2006
Alexander (Sasha) Kovriga, Vice President – Portfolio Manager of the Fund since 2006
Gregory S. Hermanski, Vice President – Portfolio Manager of the Fund since 2008
Zachary W. Perry, Vice President – Portfolio Manager of the Fund since 2010

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (The Osterweis Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone toll-free at (866) 236-0050, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments	To Open A New Account	To Add to An Existing Account
Regular Accounts	$5,000	$500
Automatic Investment Plan	$5,000	$250
Retirement, Tax-Deferred and UGMA/UTMA Accounts	$1,500	$500

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

P.O. Box 701 Milwaukee, WI 53201 (866) 236-0050 www.osterweis.com